UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 7, 2007
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51602 (Commission File Number)	20-5715943 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)		63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.      Entry into a Material Definitive Agreement.
     On June 7, 2007, Synergetics USA, Inc. (the “Company”) and Synergetics, Inc., its wholly owned subsidiary (together with the Company, the “Borrowers”), executed a Third Amendment to Credit and Security Agreement (the “Third Amendment”) with Regions Bank, as Agent and Lender. Among other changes to the Credit and Security Agreement by and between Borrowers and Regions Bank, dated March 13, 2006 (the “Credit Agreement”), the Third Amendment deletes all references to Wachovia Bank, National Association as a lender, releases all foreign accounts as collateral, increases the aggregate amount available under the credit facility from $7.5 million to $8.5 million and extends the credit facility termination date from December 1, 2007 to December 1, 2008. The remaining terms of the Credit Agreement, as amended by the First Amendment to Credit and Security Agreement dated September 26, 2006, pursuant to which Borrowers added Wachovia Bank as Lender, and the Second Amendment to Credit and Security Agreement dated December 8, 2006, pursuant to which the aggregate amount available under Borrowers’ revolving credit facility was increased from $5.5 million to $7.5 million, are unchanged.
     In connection with the Third Amendment, the Borrowers executed an Amended and Restated Revolving Note in favor of Regions Bank in the principal amount of $8,500,000 (the “Amended Note”), which is dated June 7, 2007. The Amended Note has a maturity date of December 1, 2008 and variable interest rates of the prime lending rate or LIBOR, at the Borrowers’ option.
     The Third Amendment and Amended Note are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The summary of the Third Amendment and Amended Note contained herein is qualified in its entirety by reference to such exhibits.
Item 2.02.      Results of Operations and Financial Condition.
     On June 7, 2007, Synergetics USA, Inc. (the “Company”) issued a press release announcing its financial results for the third fiscal quarter ended April 30, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information reported under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.      Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Third Amendment to Credit and Security Agreement by and among Synergetics, Inc. and Synergetics USA, Inc. as Borrowers, and Regions Bank as Agent and Lender, dated June 7, 2007.

10.2	Amended and Restated Revolving Note from Synergetics USA, Inc. and Synergetics, Inc. in favor of Regions Bank, dated June 7, 2007.

99.1	Press release of Synergetics USA, Inc., dated June 7, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 7, 2007

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Gregg D. Scheller
	Name:	Gregg D. Scheller
	Title:	President and Chief Executive Officer